UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

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NCI Building Systems, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. regulation FD Disclosure.

Update to impact of hurricanes on fiscal fourth quarter 2017
On October 18, 2017 NCI Building Systems, Inc. (the “Company” or “NCI”) issued a press release providing an update with respect to the impact of Hurricane Harvey and other storms on the Company’s fiscal fourth quarter 2017 guidance. A copy of the release is attached as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Cautionary Statement Regarding Update to Impact of Hurricanes on Fiscal Fourth Quarter 2017
The updated expectations with respect to the fourth quarter of fiscal 2017 contained in the release are forward-looking statements based on management’s estimates as of the date hereof, and our actual results may be materially different from these expectations. They are estimates, unaudited and reflect management’s current views with respect to future results and may change as a result of industry or other developments, management’s review of our actual results and other factors. These financial expectations are based upon a number of assumptions and estimates that are in turn based on our analysis of the various factors which currently impact our business. These assumptions and estimates are inherently uncertain and subject to significant business, operational, economic and competitive uncertainties and contingencies. Other assumptions relate to risks and uncertainties beyond our control, including, among others, the economic environment in which we operate and developments in our industry. Our actual results for the fiscal fourth quarter 2017 may differ materially from the expectations contained in the release if any of these assumptions prove incorrect. Accordingly, you should not place undue reliance on these estimated results and they should not be viewed as a substitute for our historical financial information presented in the Company’s SEC filings, including our consolidated financial statements and the related notes.
A reconciliation of the forecasted impact of Hurricane Harvey and other storms on Adjusted EBITDA for the fourth quarter of fiscal 2017 is not included in the release or this report due to the number of variables in the projected impact and because we are currently unable to quantify accurately certain amounts that would be required to be included in the GAAP measure or the individual adjustments for such reconciliation. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. “Forward-looking statements” include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “might,” “will,” “could” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “seek,” “designed,” “assume,” “implied,” “believe” and other similar expressions. Forward-looking statements also include projections, forecasts or estimates of performance, including, in particular, statements regarding the estimated impact of Hurricane Harvey and other storms on our fourth quarter of fiscal 2017 Adjusted EBITDA. Important factors that could cause actual results to differ materially from these forward-looking statements include the uncertainties discussed in the “Risk Factors” section of the Company’s SEC filings, including under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 30, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.
Any forward-looking statement presented in this report is made only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
Mark E Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Date: October 18, 2017